
KBS Real Estate Investment Trust II
UnionBank
CARPENTERS

KBS Real Estate Investment Trust II

Portfolio Update Meeting | May 31, 2019

IMPORTANT DISCLOSURES

The information contained herein should be read in conjunction with, and is qualified by, the information in KBS Real Estate Investment Trust II's (the "Company" or "KBS REIT II") Annual Report on Form 10-K for the year ended December 31, 2018 (the "Annual Report"), including the "Risk Factors" contained therein.

For a full description of the limitations, methodologies and assumptions used to value KBS REIT II's assets and liabilities in connection with the calculation of KBS REIT II's estimated value per share, see KBS REIT II's Current Report on Form 8-K, filed with the SEC on December 7, 2018.

FORWARD-LOOKING STATEMENTS
Certain statements contained herein may be deemed to be forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as "may," "will," "seeks," "anticipates," "believes," "estimates," "expects," "plans," "intends," "should" or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management.

The Company may fund distributions from any source including, without limitation, from borrowings. Distributions paid through March 31, 2019 have been funded in part with cash flow from operating activities, debt financing, proceeds from the sales of real estate properties and the repayment or sale of real estate loans receivables. There are no guarantees that the Company will continue to pay distributions or that distributions at the current rate are sustainable. Actual events may cause the value and returns on the Company's investments to be less than that used for purposes of the Company's estimated NAV per share. With respect to the estimated NAV per share, the appraisal methodology used for the appraised properties assumes the properties realize the projected net operating income and expected exit cap rates and that investors would be willing to invest in such properties at yields equal to the expected discount rates. Though the appraisals of the appraised properties, with respect to CBRE, and the valuation estimates used in calculating the estimated value per share, with respect to the Company's advisor and the Company, are the respective party's best estimates as of September 30, 2018 or December 3, 2018, as applicable, the Company can give no assurance in this regard. Even small changes to these assumptions could result in significant differences in the appraised values of the appraised properties and the estimated value per share. REIT II can give no assurance that it will be able to successfully carry out any or all of its stated areas of focus in 2019, including its ability to successfully sell certain assets and pay special distributions to stockholders. The statements herein also depend on factors such as: future economic, competitive and market conditions; the Company's ability to maintain occupancy levels and rental rates at its real estate properties; and other risks identified in Part I, Item IA of the Company's Annual Report.

About KBS



- Formed by Peter Bren and Chuck Schreiber in 1992. Over 26 years of investment and management experience with extensive long-term investor relationships.
- Transactional volume in excess of $38.9 billion[1], AUM of $11.5 billion[1] and 36.6 million square feet under management[1].
- 8th Largest Office Owner Globally, National Real Estate Investor[2].
- Ranked among Top 53 Global Real Estate Investment Managers, Pensions & Investments[3].
- Buyer and seller of well-located, yield-generating office and industrial properties.
- Advisor to public and private pension plans, endowments, foundations, sovereign wealth funds and publicly-registered non-traded REITs.
- A trusted landlord to thousands of office and industrial tenants nationwide.
- A preferred partner with the nation's largest lenders.
- A development partner for office, mixed-use and multi-family developments.

[1] As of March 31, 2019.
[2] The ranking by National Real Estate Investor is based on volume of office space owned globally, as of December 31, 2017. The results were generated from a survey conducted by National Real Estate Investor based on advertising and website promotion of the survey, direct solicitation of responses, direct email to subscribers and other identified office owners and daily newsletter promotion of the survey, all supplemented with a review of public company SEC filings.
[3] KBS was ranked #38 on Pensions & Investments List of Largest Real Estate Investment Managers, October 16, 2017. Ranked by total worldwide real estate assets, in millions, as of June 30, 2017. Real estate assets were reported net of leverage, including contributions committed or received, but not yet invested.

KBS REIT II Asset Map


Portland
1
San Francisco (Bay Area)
3
1
Sacramento
1
Los Angeles
1
San Diego
3
Phoenix
1
Denver
1
1
Minneapolis
1
Chicago
1
St. Louis
1
Louisville
1
Dallas
2
Austin
1
Houston
1
Boston
2
3
2
NY / N. New Jersey
1
Philadelphia
1
1
Washington, D.C./
Northern Virginia
Charlotte
1
Atlanta
1
West Palm Beach
1
1
Current Equity Assets
Sold and Liquidated Assets
(equity and debt)

Portfolio Highlights (As of March 31, 2019, unless otherwise noted)

FUND OVERVIEW

Total Equity Raised
$1.82 billion

Total Acquisitions/Originations[1]
$3.3 billion

Current Net Asset Value (NAV)[2]
$4.95 per share

Total Distributions Paid[3]
$9.77

Current Distribution Rate
5.00% annualized based on NAV

PORTFOLIO OVERVIEW

Total Equity Sales & Debt Asset Payoffs[4,9]
$2.46 billion

Dec. 2018 Estimated Value of Portfolio[5,9]
$1.26 billion

Current Rentable Sq. Ft[6,9]
4,552,227

Total Leased[7]
79.5%

Total Leverage[8]
33.0%

[1] Amount includes disposed assets. See note 4 below.
[2] NAV as of 9/30/18. See KBS REIT II's Current Report on Form 8-K filed with the SEC on December 7, 2018
[3] See slides 7-8 for detail on distribution history. The $9.77 total distribution is a result of a special distribution of $0.05 in February 2013 and a special distribution of $4.50 in September 2014 with the balance from monthly distributions paid through March 2019. Assumes early cash investor and all distributions received in cash.
[4] As of March 31, 2019, KBS REIT II had sold 17 equity assets, and had eight debt investments that were sold or paid off upon or prior to maturity. In addition, KBS REIT II sold 3 buildings at Corporate Tech Centre in Q2 2018.
[5] Based on the September 30, 2018 estimated value of real estate properties owned as of March 31, 2019.
[6] Represents rentable square feet of real estate properties owned as of March 31, 2019.
[7] Includes future leases that have been executed but had not yet commenced as of March 31, 2019.
[8] Calculated as total debt on properties as of March 31, 2019 divided by the December 2018 estimated value of current portfolio.
[9] On May 23, 2019, Pierre Laclede and Emerald View, with 719,317 rentable square feet, were sold for a combined gross sale price of $135.0 million.

Shareholder Performance

Hypothetical Performance of Early and Late Investors

$10.00 Share Price for Both Early and Late Investors,
All Distributions Received in Cash Through March 2019



Breakdown of Early Cash Investor Value
$10.00
$12.27
$13.10
$13.80
$14.55
$14.46
$14.52
$14.67
$14.35
$14.66
$14.72
$10.11
$10.29
$10.29
$0.05
$6.05
$5.86
$5.62
$5.49
$4.89
$4.95
$4.95
$4.55
$2.16
$2.81
$3.46
$3.95
$4.05
$4.35
$4.63
$4.91
$5.16
$5.22
Offering Price
2011
2012
2013
Sept. 2014
Dec. 2014
Dec. 2015
Dec. 2016
Dec. 2017
Dec. 2018
Mar. 2019
Regular Distributions
Special Distributions
Estimated Value Per Share



Breakdown of Late Cash Investor Value
$10.00
$10.76
$11.59
$12.24
$12.99
$12.90
$12.96
$13.11
$12.79
$13.09
$13.15
$10.11
$10.29
$10.29
$0.05
$6.05
$5.86
$5.62
$5.49
$4.89
$4.95
$4.95
$4.55
$0.65
$1.30
$1.90
$2.38
$2.49
$2.79
$3.07
$3.35
$3.59
$3.65
Offering Price
2011
2012
2013
Sept. 2014
Dec. 2014
Dec. 2015
Dec. 2016
Dec. 2017
Dec. 2018
Mar. 2019
Regular Distributions
Special Distributions
Estimated Value Per Share

"Cumulative distributions" for an early cash investor and a late cash investor assumes all distributions received in cash and no share redemptions, and reflect the cash payment amounts (all distributions paid since investment) per share for a hypothetical investor who invested on June 24, 2008 and December 31, 2010, respectively. The "offering price" of $10.00 reflects the price most investors paid to purchase shares in the primary initial public offering. For estimated value per share information, see KBS REIT II's Current Reports on Form 8-K filed with the SEC on December 21, 2011, December 19, 2012, December 19, 2013, December 4, 2014, December 9, 2015, December 15, 2016, December 11, 2017 and December 7, 2018.

History of Distribution Payments

$9.77/share of total distributions paid from August 2008 through March 2019

- August 2008 – September 2014 (74 Monthly Payments)
  - **$0.20/share** distributions, on an annualized basis, for record dates from July 16, 2008 to August 15, 2008
  - **$0.65/share** distributions, on an annualized basis, for record dates from August 16, 2008 through August 31, 2014
- February 2013 (1 Payment)
  - **$0.05416667/share** special 13th distribution funded from 2012 MFFO in excess of 2012 distributions declared
- September 2014 (1 Payment)
  - **$4.50/share** special distribution funded from the proceeds from the dispositions of real estate properties between May 2014 and August 2014, as well as cash on hand resulting primarily from the repayment or sale of real estate loans
- October 2014 to January 2015 (4 Payments)
  - **$0.13328082/share** total distributions paid from October 2014 through January 2015. (If converted to a daily distribution amount for the period and annualized, then this period's $0.13328082/share distributions would equal a 7.25% annualized rate based on a $10.00 purchase price less $4.50 special distribution or 6.80% annualized rate based on the December 2014 estimated value per share of $5.86)
- February 2015 to December 2015 (11 Payments)
  - **$0.26811507/share** total distributions paid from February 2015 through December 2015 (if converted to a daily distribution amount for the period and annualized, then this period's $0.26811507/share would equal a 5.00% annualized rate based on the December 2014 estimated value per share of $5.86 or a 5.2% annualized rate based on the December 2015 estimated value per share of $5.62)
- January 2016 to December 2016 (12 Payments)
  - **$0.28208442/share** total distributions paid from January 2016 through December 2016 (if converted to a daily distribution amount for the period and annualized, then this period's $0.28208442/share would equal a 5.0% annualized rate based on the December 2015 estimated value per share of $5.62 or a 5.1% annualized rate based on the December 2016 estimated value per share of $5.49)
- January 2017 to December 2017 (12 Payments)
  - **$0.27505204/share** total distributions paid from January 2017 through December 2017 (if converted to a daily distribution amount for the period and annualized, then this period's $0.27505204/share would equal a 5.0% annualized rate based on the December 2016 estimated value per share of $5.49 or a 5.6% annualized rate based on the December 2017 estimated value per share of $4.89)
- January 2018 to December 2018 (12 Payments)
  - **$0.24704792/share** total distributions paid from January 2018 through December 2018 (if converted to a daily distribution amount for the period and annualized, then this period's $0.24704792/share would equal a 5.0% annualized rate based on the December 2017 estimated value per share of $4.89 or a 5.0% annualized rate based on the December 2018 estimated value per share of $4.95.)
- January 2019 to March 2019 (3 Payments)
  - **$0.06201575/share** total distributions paid from January 2019 through March 2019 (if converted to a daily distribution amount for the period and annualized, then this period's $0.06201575/share would equal a 5.0% annualized rate based on the December 2017 estimated value per share of $4.89 or a 5.0% annualized rate based on the December 2018 estimated value per share of $4.95.)

Portfolio Summary (As of March 31, 2019)

Asset	Location	Purchase Price	Cost Basis [1]	Occupancy at 3/31/2019 [2]
100 & 200 Campus Drive Buildings	Florham Park, NJ	180,700,000	235,158,900	76.4%
300 - 600 Campus Drive Buildings	Florham Park, NJ	184,300,000	234,109,379	93.7%
Willow Oaks Corporate Center	Fairfax, VA	112,173,598	147,815,324	56.8%
Pierre Laclede Center[3]	Clayton, MO	74,233,540	119,713,439	96.5%
Union Bank	Los Angeles, CA	208,121,099	233,938,158	80.5%
Emerald View[3]	West Palm Beach, FL	35,974,134	40,642,673	92.4%
Granite Tower	Denver, CO	149,004,683	171,662,722	98.0%
Fountainhead Plaza	Phoenix, AZ	136,000,000	136,073,228	100.0%
Corporate Tech Centre[4]	San Jose, CA	165,254,496	177,971,319	18.4%
Total REIT II		**$1,245,761,550**	**$ 1,497,085,142**	**79.5%**

[1] Cost basis includes original purchase price, capital expenditures and leasing commissions as of March 31, 2019.

[2] Leased occupancy includes future leases that had been executed but had not yet commenced as of March 31, 2019.

[3] Subsequent to March 31, 2019, Pierre LaClede and Emerald View were both sold on May 23, 2019.

[4] Excludes three of the eight buildings that were sold during Q2 2018.

Portfolio Sales Summary (As of March 31, 2019)

Asset	Sale Date	Cost Basis [1]	Net Sales Price [2]	Net Sales Proceeds [3]	Debt Payoff	Net Proceeds
Hartman II	6/28/2012	11,113,000	12,650,000	12,283,407	6,755,627	$ 5,527,780
Mountain View	5/14/2014	33,316,000	25,417,000	24,394,290	12,624,000	11,770,290
Dallas Cowboys	6/11/2014	19,273,000	22,250,000	21,645,478	11,793,118	9,852,360
601 Tower at Carlson Center	6/11/2014	60,405,000	74,946,000	72,586,261	16,320,000	56,266,261
Plano Business Park	6/16/2014	18,229,000	23,297,000	22,683,492	10,266,968	12,416,524
Metropolitan Center	6/27/2014	108,075,000	108,458,000	105,404,679	33,360,000	72,044,679
300 N LaSalle	7/7/2014	663,847,000	849,604,000	817,845,664	344,600,796	473,244,868
Torrey Reserve West	7/10/2014	29,489,000	39,150,000	38,164,856	16,827,945	21,336,911
Two Westlake	7/25/2014	94,759,000	119,899,000	117,407,448	53,130,000	64,277,448
City Place Tower	8/21/2014	130,996,000	149,878,000	145,920,077	71,000,000	74,920,077
I-81 Industrial	11/18/2014	92,900,000	103,871,000	100,811,567	56,822,369	43,989,198
Crescent VIII	11/20/2014	14,500,000	16,438,000	15,823,796	7,970,927	7,852,869
One Main Place	12/24/2014	64,500,000	84,424,000	82,675,208	16,938,500	65,736,708
National City Tower	2/13/2015	124,600,000	124,000,000	121,764,391	89,700,000	32,064,391
350 E. Plumeria	5/17/2016	38,123,000	42,336,000	41,217,212	22,800,000	18,417,212
Gateway Corporate Center	6/14/2017	51,835,000	47,100,000	45,687,621	-	45,687,621
Horizon Tech Center	11/21/2017	43,151,000	39,451,000	37,721,399	18,000,000	19,721,399
Corporate Tech Centre [4]	2018	75,505,987	97,446,000	94,014,468	94,580,074	(565,606)
Total		**$ 1,674,616,987**	**$ 1,980,615,000**	**$ 1,918,051,314**	**$883,490,324**	**$1,034,560,990**

[1] Cost basis includes original purchase price, capital expenditures and leasing commissions as of the date of sale.

[2] Net sales price is equal to the gross sales price less concessions.

[3] Includes the impact of selling costs and fees, as well as debt prepayment costs.

[4] Reflects three buildings sold during Q2 2018. As of March 31, 2019, five buildings remain in the Corporate Tech Centre property.

Debt Sales Summary (As of March 31, 2019)

Debt Asset	Sale/ Payoff Date	Purchase/ Origination Amount	Sale/Repayment Proceeds	Debt Payoff	Net Proceeds
Northern Trust A & B Notes	6/27/2012	$59,428,000	$84,932,000	-	$84,932,000
One Liberty Plaza	10/11/2013	66,700,000	113,091,000	-	113,091,000
One Kendall Square	12/4/2013	87,500,000	87,500,000	-	87,500,000
Tuscan Inn	2/7/2014	20,200,000	20,200,000	12,216,074	7,983,926
Chase Tower	2/14/2014	59,200,000	64,117,000	35,747,036	28,369,964
Pappas Commerce	6/9/2014	32,673,000	32,673,000	19,325,428	13,347,572
Summit I & II	8/4/2015	58,750,000	59,624,000	-	59,624,000
Sheraton Charlotte Airport Hotel	6/1/2018	14,500,000	14,500,000	8,711,462	5,788,538
Total		**$398,951,000**	**$476,637,000**	**$76,000,000**	**$400,637,000**

Portfolio Overview[1] (As of March 31, 2019)

Key Statistics	
No. of Assets	9
Total Rentable Sq. Ft	4,552,227
Wtd Avg Lease Term	5.8 years
Economic Occupancy	74.9%
Leased Occupancy[2]	79.5%
No. of Tenants	181
Leverage	33.0%


Geographic Diversification
Occupied Square Feet
FL 4%
VA 8%
NJ 29%
AZ 13%
CO 17%
CA 13%
MO 16%


Leased Occupancy2
100.0%
98.0%
96.5%
92.4%
93.7%
80.5%
76.4%
56.8%
18.4%
100.0% 90.0% 80.0% 70.0% 60.0% 50.0% 40.0% 30.0% 20.0% 10.0% 0.0%
Fountainhead Plaza
Granite Tower
Pierre Laclede
Emerald View
300-600 Campus Drive
Union Bank Plaza
100-200 Campus Drive
Willow Oaks
Corporate Tech Center


Occupied SF Expirations as of March 31, 2019
700000 600000 500000 400000 300000 200000 100000 0
Occupied SF Expiring
1% 8% 6% 5% 18% 19% 6% 4% 3% 3% 4% 6% 2% 15%
MTM 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 Thereafter

[1] Data includes Pierre Laclede and Emerald View, which were sold on May 23, 2019.
[2] Leased occupancy includes future leases that had been executed but had not yet commenced as of March 31, 2019.

KBS Real Estate Investment Trust II

Tenancy Overview[1] (As of March 31, 2019)

Top 10 Tenants	Industry	Property	Leased[2] SF % of Portfolio
The University of Phoenix	Educational Services	Fountainhead Plaza	13.1%
Anadarko Petroleum Corporation	Mining, Oil & Gas Extraction	Granite Tower	10.6%
Union Bank	Finance	Union Bank	8.7%
PricewaterhouseCoopers,LLP	Accounting, Tax & Bookkeeping Services	300 - 600 Campus Drive Buildings	5.4%
Fairfax County School Board	Public Admininstration	Willow Oaks	3.6%
Conduent Incorporated	Professional, Scientific, and Legal	100 - 200 Campus Drive 300 - 600 Campus Drive Granite Tower	3.0%
Morgan Stanley	Finance	300 - 600 Campus Pierre Laclede	2.0%
Shionogi	Professional, Scientific, and Legal	300 - 600 Campus Drive Buildings	1.7%
Drinker Biddle & Reath LLP	Legal Services	300 - 600 Campus Drive Buildings	1.7%
Merrill Lynch	Finance	100 - 200 Campus Drive Buildings	1.6%
Total (based on total occupied square feet)			51.4%
Weighted Average Lease Term (Top 10 Tenants)			8.0 years


Industry Diversification
Occupied Square Feet
Educational Services 13%
Accounting, Tax and Bookkeeping Services 6%
Health Care and Social Assistance 6%
Professional, Scientific, and Legal Services 5%
Public Administration 4%
Real Estate and Rental and Leasing 3%
Accommodation and Food Services 3%
Other Services3 13%
Finance 21%
Mining, Quarrying, and Oil and Gas Extraction 13%
Legal Services 13%

[1] Data includes Pierre Laclede and Emerald View, which were sold on May 23, 2019.
[2] Leased occupancy includes future leases that had been executed but had not yet commenced as of March 31, 2019.
[3] Includes various other industries that individually represent less than a 3% concentration.

KBS Real Estate Investment Trust II



Property Updates

District | 237 (formerly Corporate Tech Centre)

- Job growth in the San Jose metropolitan statistical area (MSA) continued in 2019 with an increase of 2.2% or 24,200 non-farm jobs year-over-year (YoY), despite the market being at full employment. After a solid performance in 2018, the office market has continued its strong performance, with an absorption of 269,000 sf, decreasing the Silicon Valley vacancy rate to 9.3% from 9.6% in the last quarter.
- The tenant base of Silicon Valley continues to expand and grow and large blocks of office space have become exceedingly difficult to obtain. Nearly 100% of scalable projects in Sunnyvale and Mountain View have been sold to a user or encumbered by long-term leases forcing tenants to look for scale in neighboring markets. This has led to nearly 3,000,000 SF of absorption in San Jose and Santa Clara in the past year.
- 350 Holger Way has undergone extensive renovation and is serving as a model for the potential at the other four buildings. The renovations include all new open creative office space, an updated lobby and common areas, a new tenant lounge, gym and a private outdoor amenity area.
- **We executed a full building lease for 76,000 SF at 250 Holger in Q1 2019.**
- We have received letters of intent or been named a finalist in tenant searches for each of the remaining buildings.


350 Holger Way


350 Holger Way

Union Bank Plaza

- The Downtown LA market has had 4 straight years of positive net absorption, taking the vacancy down from 18.5% in 2014 to 13.4% today. Average rates for Class A space have increased from $35.50 to $40.00 during this same time period.
- In 2019 there continues to be positive momentum for absorption and increasing market rents for DTLA in comparison to other markets in the greater LA area.
- **We are in lease negotiations with Union Bank to extend their term for an additional 15 years on approximately 170,000 SF. Union Bank will downsize by a total of approximately 135,000 SF over the course of a couple of years, giving back 72,000 SF in June 2020, 31,000 SF May 2021 and 32,000 SF in May 2022. However, we are in advanced discussions to lease approximately 80,000 SF of their give-back space.**
- We are scheduled to begin our $19.4 million building enhancement work on June 1, 2019 which includes extensive upgrades to the main building lobby, conference center, Coral Tree Plaza and retail areas. This will significantly increase our competitiveness in the DTLA market with a new open, modern look and a number of amenities.



Park Avenue (Campus Drive Buildings)

- This is the premier suburban office campus in Northern New Jersey with just under 1.2 million rentable square feet, and is located within the Morris County submarket where there has been 1.3 million SF of new leasing annually over the past five years and Class A asking rents have reached an all-time high of $29.89/SF. We were one of the first owners in the suburban market to roll out an extensive amenity program at the property, and despite other owners copying our strategy, the property maintains a competitive advantage in terms of both quality and quantity of amenities.
- At 100-200 Campus Drive, we've been successful in leasing all but 65,000 SF of the approximately 200,000 SF (34% of RSF) which was vacated in Q4 2016 when a major tenant's lease expired and they moved to a build-to-suit in the area. **We recently signed a lease for approximately 42,000 SF** which, if added to the leased occupancy as of March 31, 2019, would bring the leased occupancy to 83.4%. In addition, we are in lease discussions on approximately 50,000 SF, which, if the leases are signed, would bring the leased occupancy up to 90.6%.
- 300-600 Campus Drive has remained stable since acquisition, primarily because of our success renewing a tenant for approximately 183,000 SF or 32% of RSF. We have had tremendous success renewing other tenants as well, and the property is 93.7% leased as of March 31, 2019 with a weighted-average lease term remaining of 9.0 years.
- We have selected a third party broker to take these assets out to market for sale.





2019 Property Sales

Pierre Laclede:

On May 23, 2019 the property was sold for a gross price of $95.0 million, generating net proceeds of $49.0 million after price concessions, selling costs and fees, and debt repayment.

Emerald View:

On May 23, 2019 the property was sold for a gross price of $40.0 million, generating net proceeds of $10.6 million after price concessions, selling costs and fees, and debt repayment.




Humana

REIT II 2019 Goals & Objectives


UnionBank

- Continue to strategically sell assets and pay special distributions
- Negotiate lease renewals or new leases that facilitate the sales process and enhance property stability for prospective buyers
- Complete capital projects, such as renovations or amenity enhancements, to attract quality buyers
- Complete strategic alternatives assessment and finalize the liquidation plan

Q&A

Thank You

For Additional Questions, Contact
KBS Capital Markets Group Investor Relations
(866) 527-4264